Dear Fellow Shareholders:

Performance Review--In pursuit of its objective of current income, the Fund declared twelve monthly 6.5 cent per share dividends during 1999, plus an extra one cent per share in the final dividend of the year. This was the ninth "extra" dividend in the last twelve years. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized or a 9.38% common stock dividend yield based on the December 31, 1999, closing price of $8.3125 per share. That yield compares favorably with the 1999 year-end yield of 4.51% on the Dow Jones Utility Index and the 4.04% yield on the S&P Utilities Index.

During 1999, most utility company securities suffered a decline in market value. Utility securities are sensitive to changes in interest rates, and the Federal Reserve raised interest rates during the year in June, August, and November. The Federal Reserve was concerned that strong economic growth fostered by large gains in consumer spending would create inflationary imbalances in the economy. If domestic economic growth moderates as expected during 2000, that could lead to lower interest rates and improved valuations for utility company securities. Conversely, higher interest rates could further depress the price of utility company securities.

The decline in market value of utility securities in 1999 was market wide. For example, the S&P Utilities Index declined 8.9% and the Lehman Brothers Utility Bond Index declined 3.5%, in each case on a total return basis. This was only the second calendar year in the last eighteen years that the Lehman Brothers Utility Bond Index has declined. On a total return basis, the Fund's net asset value and market value declined 8.2% and 19.9%, respectively, during 1999.

Utility Bond Ratings--Good and Better in 1999--Virtually every sector of corporate America is experiencing unprecedented change caused by technology and globalization. These trends have increased competition among companies and encouraged the overseers of regulated industries to move in the direction of deregulation. Deregulation has already brought and will continue to bring important changes to electric, gas, and telecommunications companies as they move to more open and competitive systems. In the midst of these important changes, the universe of utility bonds for your Fund to invest in is of high quality and even improved in quality on average during 1999.

Duff & Phelps Credit Rating Co. (DCR) has identified three broad themes and developments driving utility rating changes during the past year. The first is that some electric companies changed their business plans, divesting generating capacity by selling power plants to affiliates or third parties and using the proceeds to reduce debt and enhance their credit profile. Second, some utility companies enjoyed higher ratings because they improved their existing finances and operations, cutting costs and increasing sales. These improvements benefited from a supportive regulatory and legislative environment. Third, some companies have decided to seek faster growth away from the traditional utility businesses, or merge with or acquire other utility companies to expand their business footprint. This strategy can increase financial risk and has been the main source of credit rating downgrades.

S&P reports that nearly 20% of utility companies experienced rating changes during the year. Ratings on electric utility debt experienced a very positive trend with upgrades outpacing downgrades by over three to one. In the gas and pipeline sector upgrades ran at almost twice the pace of downgrades, and in the telecommunications sector upgrades exceeded downgrades by 20%. Your Fund managers will maintain a high quality bond segment and anticipate that the credit fundamentals of the utility industries will remain solid.

Electric Utilities--The year 1999 was one of transition for the electric utility industry. Deregulation remained an important theme as 11 additional states passed legislation, bringing the total to 23 that have completed legislative initiatives. Deregulation has led to rate reductions and the introduction of retail competition. By year-end 2000, many consumers in New York, Boston, Philadelphia, Chicago, Los Angeles, and San Francisco will have the ability to choose among electricity providers. Most importantly, deregulation has freed electric utilities from the constraints of traditional cost-based pricing by implementing incentive-based pricing structures. This allows utility shareholders to share the financial benefits from cost reductions and asset sales as opposed to passing on such benefits entirely to customers.

Another result of deregulation is the accelerated pace of merger and acquisition activity. Last year, there were 22 transactions announced that involved major electric utilities. As more and more companies further refine their strategies, we expect industry consolidation to continue.

During 1999, we also witnessed greater visibility of the investments that electric companies are making outside of their traditional lines of business. In recent years, several companies including Montana Power, DQE, Nstar, and DTE Energy have made investments in telecommunications businesses, Internet-related ventures, or distributive generation technologies. These non-traditional investments have become the focus of investor attention. In early January 2000, Bill Gates (Chairman of Microsoft) disclosed that he had purchased 5% of the outstanding shares of Avista, a small Spokane-based electric company that has made investments in telecommunication and Internet-related ventures.

We believe that the electric industry has entered 2000 in its strongest financial shape in many years for the following reasons: 1) regulatory restructuring has been completed in several states; 2) performance based regulatory formats providing the ability to retain benefits from cost reductions and asset sales are in place; 3) the prospects for continued merger and acquisition activity remain high; and 4) there is a potential for meaningful gains stemming from investments in non-traditional businesses. As the industry completes the transition to full competition, we will continue to position your Fund's assets into those electric companies that we believe are best prepared for the new industry structure.

Unregulated Growth and Industry Consolidation Fuel Natural Gas--1999 got off to a rocky start with the second record warm winter in a row. While weather and commodity prices rebounded by year-end, the real action was in the growth of unregulated businesses and continued industry consolidation. Enron Corp. led the industry in the development of energy convergence businesses--power generation development, energy trading and marketing, and regulated energy services--and the market rewarded it with the best performance in the gas group. The second major area of unregulated growth was telecommunications and broadband services. Williams Companies led in this area with the construction and subsequent IPO of one of the major nationwide fiber network business. Many other utilities are developing smaller, fiber optic-based businesses.

Industry consolidation continued as electric companies snapped up natural gas local distribution companies (LDCs) in order to create larger, more efficient delivery networks for both electricity and gas. Several small LDCs also combined forces to lower cost and secure a niche for themselves. By year-end 21 gas companies had merged or were in the process of being acquired.

Despite the strong industry fundamentals and the merger activity, many gas companies with solid core energy businesses are trading near historically low levels. However, many of these companies have visible and increasing earnings and dividend growth prospects. As a result, we believe the gas industry continues to represent a good investment opportunity for your Fund.

Global Trends in Telecommunications for 2000--As we look to the remainder of 2000, we see five primary trends that will drive the telecommunications industry on a global basis. They are: competition; broadband deployment; wireless data; financial engineering; and consolidation.

Although local competition has been talked about for some time, the impact thus far has been fairly muted. That seems to be changing. We believe that local competition will begin to take hold this year, slowing growth in the core telephone business of incumbent local phone companies around the world. As a result, the deployment of broadband services for high speed Internet access is extremely important for all the carriers. Expectations are quite high for the rollout of high speed Internet access in 2000 and could be a major differentiating factor among the telecommunications providers. The other significant growth driver in this industry is wireless communications, in particular, wireless data. Taking the Internet mobile has met with phenomenal success in Japan and has created tremendous excitement among carriers in Europe and the U.S. We expect wireless penetration to continue to increase on a global basis, and as the technology advances, wireless data is projected to become a major new source of revenue and growth.

In an attempt to highlight those growth opportunities hidden within a number of carriers, more companies are considering financial engineering moves such as issuing tracking stocks and/or IPOs. The biggest such move announced so far has been by AT&T which plans to issue a tracking stock for its mobile business. The European carriers have also been very prolific with their own plans for IPOs of mobile and data operations. Having a separate currency provided by a tracking stock or IPO will continue to feed the consolidation trend. In addition, scale and scope are still important in this industry which will drive companies to seek merger and acquisition partners in an effort to position themselves to compete more effectively.

Given the above trends, we believe the investment outlook for the telecommunications industry is strong. We expect underlying cash earnings growth to exceed 15% as the robust demand for data and wireless more than offsets the losses in the core business. However, it is important to keep in mind that spending on new initiatives as well as mergers will result in diluted reported earnings. Despite the excellent growth prospects, we are seeing less sharing of this growth with shareholders through dividend increases. As a matter of fact, only two of our domestic telecommunications companies are expected to increase their dividend this year. We continue to look at alternative investments (e.g. convertible securities) to enable the Fund to continue benefiting from this dynamic growth industry without sacrificing income.

From a valuation perspective, we believe the incumbent carriers in the U.S. are currently more attractive than their international counterparts. However, some near-term uncertainties associated with increased competition may hold these stocks back in the first half of 2000. Nonetheless, we believe the Fund's telecommunications holdings offer good upside potential over the long run.

REITs Outlook--Investors' perceptions of tempered earnings growth rates, weakening property markets, rising interest rates, the noise from too many companies representing too little capital, and lingering doubts about the pervasiveness of self-interest decision-making in this sector, contributed to the continued flow of capital out of this group in 1999. However, careful stock selection based on fundamental research provided attractive income returns for the Fund.

We continue to focus on the quality of management. Some management teams have been caught like deer in the market's headlights. The teams that adapt, focus on strong markets where they can deliver high internal earnings growth, build a strong rapport with tenants, and demonstrate the ability to recycle capital successfully make it across the due diligence road safely and into our holdings.

We are witnessing the emergence of a number of themes that are positive for equity REITs. The first is the discipline provided by the capital markets to keep supply in balance with demand, particularly in markets where there are limited barriers to entry, supporting the view of real estate as a stable core industry with a low risk profile. The second major positive theme is a build-up of earnings growth in markets where high barriers to entry or high market share concentrations exist. In many of these cases, rents have increased rapidly or even spiked. Our investment preference is for REITs with portfolios concentrated in markets with high barriers to entry.

A third trend is the bifurcation of equity REITs into companies that embrace the goal of providing shareholder value and companies that continue to operate as if they were still private. The recycling of capital by smart REIT management teams who sell assets where most of the upside has been achieved and subsequently redeploy the capital into better investment opportunities is the fourth trend. A growing use of the joint venture structure, which can help REITs tap new capital sources, diversify, and increase fee income and returns, while maintaining control of property management and development, is the fifth trend.

Consolidation and privatization represent the sixth trend. Over the near term we are likely to see the continuation of the migration of capital to REITs with proven strategies to create shareholder value and to prosper in a capital constrained environment. The result should be de facto consolidation with investment in a smaller number of companies. Finally, with the recent passage of the REIT Modernization Act by Congress, REITs will be able to establish their own taxable subsidiaries and offer new products and services to tenants.

The themes outlined above reflect a sector that is maturing. Two years of capital constraint have accelerated this process. As the majority of REITs enter their fifth or sixth year as public companies, the schism between dedicated, proactive management and naive management continues to widen. With earnings growth of 7-8% projected for 2000 and sector yields averaging above 8%, these mature REITs could deliver double digit returns while enduring some multiple contraction if interest rates continue to rise.

Board of Directors Meeting--At the regular January Board of Directors meeting, the Board declared the following monthly dividends:

           Cents Per Share               Record Date                         Payable Date
           ---------------               -----------                         ------------
              6.5 cents                  February 29                           March 10
              6.5 cents                  March 31                              April 10
              6.5 cents                  April 28                              May 10

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with those shareholders since the Fund does not have their name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York.

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/Claire V. Hansen
                                          Claire V. Hansen, CFA
                                          Chairman, Chief Executive Officer
                                           and President

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Duff & Phelps Utilities Income Inc.:

We have audited the accompanying balance sheet of Duff & Phelps Utilities Income Inc. (the "Fund") (a Maryland corporation), including the schedule of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Chicago, Illinois,
February 4, 2000

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999

COMMON STOCKS--72.8%

                                                                      Market
                                                                      Value
  Shares   Company                                                   (Note 1)
 --------- -------                                                --------------
           [_] ELECTRIC--30.0%
 1,511,122 CMS Energy Corp. ...................................   $   47,128,117
 1,465,000 DQE Incorporated....................................       50,725,625
 1,000,000 DTE Energy Co. .....................................       31,375,000
 1,300,000 Duke Energy Corp. ..................................       65,162,500
 2,658,400 Edison International................................       69,616,850
 1,593,400 Endesa S.A. ........................................       32,166,763
 1,005,000 Entergy Corp. ......................................       25,878,750
 1,300,100 FPL Group Inc. .....................................       55,660,531
   215,000 National Grid Group PLC ADR.........................        8,134,482
   770,000 National Grid Group PLC (United Kingdom)............        5,837,384
   686,500 National Power PLC ADR..............................       14,759,750
 2,256,600 NiSource Inc. ......................................       40,336,725
 1,318,600 NSTAR...............................................       53,403,300
 1,120,000 Pinnacle West Capital Corp. ........................       34,230,000
   302,000 Powergen PLC ADR....................................        9,550,750
 1,800,000 Reliant Energy Inc. ................................       41,175,000
   850,000 Scottish & Southern Energy (United Kingdom).........        6,773,264
   200,000 Scottish & Southern Energy ADR......................       15,907,560
   800,000 Scottish Power PLC ADR..............................       22,400,000
 2,000,000 Unicom Corp. .......................................       67,000,000
                                                                  --------------
                                                                     697,222,351
           [_] GAS--13.1%
   926,000 AGL Resources.......................................       15,742,000
   825,600 Columbia Energy Group...............................       52,219,200
 1,494,800 El Paso Energy Corp. ...............................       58,016,925
 1,400,000 Enron Corp. ........................................       62,125,000
   400,000 National Fuel Gas Co. ..............................       18,600,000
   594,700 NICOR Inc. .........................................       19,327,750
 2,050,000 Utilicorp United Inc. ..............................       39,846,875
 1,300,000 Williams Companies Inc. ............................       39,731,250
                                                                  --------------
                                                                     305,609,000

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1999

                                                                      Market
                                                                      Value
  Shares   Company                                                   (Note 1)
 --------- -------                                                --------------
           [_] TELECOMMUNICATION--21.4%
   600,000 Alltell Corp. ......................................   $   49,612,500
 1,619,000 Bell Atlantic Corp. ................................       99,669,688
 1,530,000 BellSouth Corp. ....................................       71,623,125
   465,000 Cable and Wireless ADS..............................       24,615,937
   150,000 Royal PTT Nederland ADR.............................       14,418,750
 1,837,230 SBC Communications Inc. ............................       89,564,962
   900,000 Tele-Danmark A/S ADR................................       33,975,000
   556,250 Telecom Corp. of New Zealand Interim ADR............       21,415,625
   568,400 Telstra Corp. ADR...................................       15,488,900
   200,000 Telstra Corp. ADR PP................................        3,437,500
   625,000 U.S. West Inc. .....................................       45,000,000
 1,620,000 Vivendi ADR.........................................       29,113,506
                                                                  --------------
                                                                     497,935,493
           [_] NON-UTILITY--8.3%
   125,000 Alexandria Real Estate Equities Inc. ...............        3,976,562
   250,000 Apartment Investment & Management Co. ..............        9,953,125
   200,000 Avalon Bay Communities Inc. ........................        6,862,500
   409,000 Boston Properties Inc. .............................       12,730,125
   100,000 Bradley Real Estate Inc. ...........................        1,743,750
    79,900 Camden Property Trust...............................        2,187,262
   328,800 CBL & Associates Properties Inc. ...................        6,781,500
   350,000 Centerpoint Properties Corporation..................       12,556,250
   120,000 Chelsea GCA Realty Inc. ............................        3,570,000
   225,000 Cornerstone Properties Inc. ........................        3,290,625
   400,000 Developers Diversified Realty Corp. ................        5,150,000
   221,500 Duke-Weeks Realty Corp. ............................        4,319,250
   300,000 Equity Residential Properties Trust.................       12,806,250
   250,000 Essex Property Trust Inc. ..........................        8,500,000
   278,100 First Industrial Realty Trust.......................        7,630,369
   250,000 General Growth Properties, Inc. ....................        7,000,000
   100,000 Golf Trust of America Inc. .........................        1,693,750
    49,000 Great Lakes REIT Inc. ..............................          704,375
   200,000 Kimco Realty Corp. .................................        6,775,000
   215,000 Macerich Co. .......................................        4,474,687

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1999

                                                                     Market
                                                                     Value
  Shares   Company                                                  (Note 1)
 --------- -------                                               --------------
   145,000 Mack-Cali Realty Corp. ............................   $    3,779,063
   525,100 Reckson Associates Realty Corp. ...................       10,764,550
   171,545 Reckson Associates Realty Corp. Class B............        3,902,649
   253,416 Reckson Service Industries Inc.*...................       15,806,823
   252,200 Smith Charles E. Residential Realty Inc. ..........        8,921,575
   256,100 Spieker Properties Inc. ...........................        9,331,644
   139,000 United Dominion Realty Trust.......................        1,372,625
   200,000 Urban Shopping Centers Inc. .......................        5,425,000
    22,250 Vornado Operating Inc.*............................          133,500
   370,000 Vornado Realty Trust...............................       12,025,000
                                                                 --------------
                                                                    194,167,809
                                                                 --------------
           Total Common Stocks (Cost--$1,565,067,107).........    1,694,934,653
                                                                 --------------

PREFERRED STOCKS--6.3%

           [_] NON-UTILITY--1.5%
   500,000 Cox Communications Inc. 7% 8/16/02.................   $   34,000,000
                                                                 --------------
                                                                     34,000,000
           [_] UTILITY--4.8%
   700,000 Duke Capital Financing Trust III 8 3/8% 8/31/29....       17,106,250
   223,500 EIX Trust II Series B 6.60% 10/29/29. .............        5,531,625
   550,000 MediaOne Group 7.00% 11/15/02......................       26,400,000
   500,000 NiSource Industries Inc. 7.75% 2/19/03.............       18,031,250
   789,100 Texas Utilities Co. ...............................       34,424,488
   450,900 Utilicorp United Inc. 9 3/4% 11/16/02..............       10,201,612
                                                                 --------------
                                                                    111,695,225
                                                                 --------------
           Total Preferred Stocks (Cost--$147,863,378)........      145,695,225
                                                                 --------------

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1999
BONDS--23.1%

                                                Ratings
                                       --------------------------
                                                         Standard     Market
                                        Duff &             and        Value
  Par Value  Company                    Phelps   Moody's  Poor's     (Note 1)
 ----------- -------                   --------- ------- -------- --------------
             [_] ELECTRIC--12.3%
 $ 5,000,000 AES Ironwood Corp.
             8.857%, due 11/30/25....  Not Rated Baa3    BBB-     $    4,747,295
  24,920,000 Alabama Power Co.
             9%, due 12/01/24........  AA-       A1      A+           25,871,770
   3,950,000 Comed Financing II
             8 1/2%, due 1/15/27.....  Not Rated Baa3    BBB-          3,863,282
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20.....  A-        Baa1    BBB+         15,110,624
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20.....  A-        Baa1    BBB+          8,213,767
   8,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22.....  A-        Baa1    BBB+          8,859,700
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22.....  A-        Baa1    BBB+          4,876,685
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23.....  A-        Baa1    BBB+          9,732,970
  24,000,000 Dominion Resources
             Capital Trust
             7.83%, due 12/01/27.....  Not Rated Baa1    BBB          21,118,008
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22......  BBB+      Baa3    BBB-          5,064,285
   5,000,000 Illinois Power Co.
             7 1/2%, due 7/15/25.....  BBB+      Baa1    BBB           4,495,475
   5,000,000 Louisiana Power & Light
             Co.
             8 3/4%, due 3/01/26.....  BBB+      Baa2    BBB           4,958,755
  15,000,000 New York State Electric
             & Gas Corp.
             9 7/8%, due 11/01/20....  Not Rated A3      A            15,926,265
   4,000,000 New York State Electric
             & Gas Corp.
             8 7/8%, due 11/01/21....  Not Rated A3      A             3,957,224
  27,580,000 Potomac Electric Power
             Co.
             9%, due 6/01/21.........  A+        A1      A            28,107,743
  10,000,000 Public Service Co. of
             Colorado
             8 3/4%, due 3/01/22.....  A         A3      A            10,137,170

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1999

                                                 Ratings
                                        --------------------------
                                                          Standard     Market
                                         Duff &             and        Value
  Par Value  Company                     Phelps   Moody's  Poor's     (Note 1)
 ----------- -------                    --------- ------- -------- --------------
 $22,750,000 Puget Capital Trust
             8.231%, due 6/01/27.....   Not Rated Baa2    BBB-     $   21,567,114
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21.....   A-        A3      A-            3,132,234
  13,000,000 Southern Co. Capital
             Trust
             8.14%, due 2/15/27......   Not Rated A3      BBB+         12,140,128
  29,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21.....   A-        A3      BBB+         31,954,194
  10,000,000 Texas Utilities Electric
             Co.
             8 3/4%, due 11/01/23....   A-        A3      BBB+         10,107,500
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23.........   BBB       Baa3    BBB          10,957,008
   5,000,000 Virginia Electric &
             Power Co.
             8 5/8%, due 10/01/24....   A         A2      A             5,000,355
  17,700,000 Virginia Electric &
             Power Co.
             8 1/4%, due 3/01/25.....   A         A2      A            17,155,389
                                                                   --------------
                                                                      287,054,940
             [_] GAS--2.4%
   2,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21....   Not Rated Baa1    BBB+          2,437,190
   8,875,000 Enron Corp.
             9.65%, due 5/15/01......   BBB+      Baa2    BBB+          9,153,267
   5,000,000 KN Energy Inc.
             7 1/4%, due 3/01/28.....   Not Rated Baa2    BBB-          4,520,940
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   A-        A3      A-           10,474,510
   5,000,000 Southern California Gas
             Co.
             8 3/4%, due 10/01/21....   AA        A1      AA-           5,101,085
   6,488,000 Southern Union Co.
             7.60%, due 2/01/24......   BBB+      Baa2    BBB+          6,090,980
  10,000,000 TE Products Pipeline Co.
             7.51%, due 1/15/28......   Not Rated Baa2    BBB+          9,019,630
   9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06.....   Not Rated A3      BBB           9,602,100
                                                                   --------------
                                                                       56,399,702

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 1999

                                                 Ratings
                                        --------------------------
                                                          Standard     Market
                                         Duff &             and        Value
  Par Value  Company                     Phelps   Moody's  Poor's     (Note 1)
 ----------- -------                    --------- ------- -------- --------------
             [_] TELECOMMUNICATION--7.2%
 $44,000,000 AT & T Corp.
             8.35%, due 1/15/25......   AA-       A1      AA-      $   44,477,488
  35,428,000 GTE Corp.
             9 3/8%, due 12/01/00....   A-        Baa1    A            36,231,011
   6,000,000 GTE Corp.
             10 1/4%, due 11/01/20...   A-        Baa1    A             6,414,204
  10,000,000 GTE California Inc.
             8.07%, due 4/15/24......   AA        A2      AA-           9,672,910
   6,625,000 GTE Corp.
             7.90%, due 2/01/27......   A-        Baa1    A             6,379,696
  11,995,000 Mountain States
             Telephone
             9 1/2%, due 5/01/00.....   Not Rated A2      A+           12,108,784
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31.........   AA        Aa2     AA           14,431,505
  10,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23.....   A         A2      A+            9,400,120
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31.....   A         A2      A+           22,399,200
   5,000,000 US West Communications
             8 7/8%, due 6/01/31.....   AA-       A2      A+            5,110,920
                                                                   --------------
                                                                      166,625,838
             [_] NON-UTILITY--1.2%
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20.....   A-        A3      A-            9,616,944
  19,940,000 EOP Operating LP
             7 1/2%, due 4/19/29.....   BBB+      Baa1    BBB+         17,502,714
                                                                   --------------
                                                                       27,119,658
                                                                   --------------
             Total Bonds (Cost--$572,415,572)....................     537,200,138
                                                                   --------------

U.S. TREASURY OBLIGATIONS--3.0%
  66,000,000 U.S. Treasury Bonds 11 3/4%, due 2/15/01............      70,042,500
                                                                   --------------
             Total U.S. Treasury Obligations (Cost--
             $78,725,547)........................................      70,042,500
                                                                   --------------
             TOTAL INVESTMENTS (Cost -$2,364,071,604) (105.2%)...  $2,447,872,516
                                                                   ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non income producing security
    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               December 31, 1999

ASSETS:
Investments at market value:
 Common stocks (cost $1,565,067,107)...........................  $1,694,934,653
 Convertible preferred stocks (cost $147,863,378)..............     145,695,225
 Bonds (cost $572,415,572).....................................     537,200,138
 U.S. Treasury obligations (cost $78,725,547)..................      70,042,500
Interest-bearing deposits with custodian.......................      76,233,818
Receivables:
 Interest......................................................      15,022,698
 Dividends.....................................................       7,664,785
 Securities lending income.....................................         184,179
Prepaid expenses...............................................          30,631
                                                                 --------------
  Total Assets.................................................  $2,547,008,627
                                                                 ==============
LIABILITIES:
Due to Adviser (Note 2)........................................  $    3,604,087
Due to Administrator (Note 2)..................................         909,859
Dividends payable on common stock..............................      15,635,907
Dividends payable on remarketed preferred stock................       1,317,259
Accrued expenses...............................................       3,570,377
Commercial paper outstanding (Note 6)..........................     193,842,781
                                                                 --------------
  Total Liabilities............................................     218,880,270
                                                                 --------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares issued and outstanding,
 liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                                 --------------
Common stock ($.001 par value; 250,000,000 shares authorized
 and 208,478,761 shares issued and outstanding) (Note 4).......         208,478
Paid-in surplus (Note 4).......................................   1,860,724,394
Accumulated net realized loss on investments...................    (119,633,230)
Undistributed net investment income............................       3,028,096
Unrealized depreciation on foreign currency translation........            (293)
Net unrealized appreciation on investments.....................      83,800,912
                                                                 --------------
  Net assets applicable to common stock (equivalent to $8.77
   per share based on 208,478,761 shares outstanding)..........   1,828,128,357
                                                                 --------------
  Total Capital (Net Assets)...................................   2,328,128,357
                                                                 --------------
  Total Liabilities and Capital................................  $2,547,008,627
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999

INVESTMENT INCOME:
 Interest.......................................................  $ 57,940,878
 Dividends (less withholding tax of $970,182)...................   157,461,332
 Securities lending income......................................     1,659,829
                                                                 -------------
  Total investment income.......................................   217,062,039
EXPENSES:
 Commercial paper interest expense (Note 6 )....................    10,361,867
 Management fees (Note 2).......................................    14,839,366
 Administrative fees (Note 2)...................................     3,717,873
 Transfer agent fees............................................       553,500
 Custodian fees.................................................       335,000
 Remarketing agent fees.........................................     1,267,360
 Shareholder reports............................................       532,500
 Legal and audit fees...........................................       173,500
 Directors' fees (Note 2).......................................       217,750
 Other expenses.................................................       598,955
                                                                 -------------
  Total expenses................................................    32,597,671
                                                                 -------------
  Net investment income.........................................   184,464,368
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments...............................   (88,191,091)
 Net change in unrealized appreciation on investments and
  foreign currency translation..................................  (243,399,166)
                                                                 -------------
 Net loss on investments........................................  (331,590,257)
                                                                 -------------
 Net decrease in net assets resulting from operations........... ($147,125,889)
                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the year ended December
                                                             31,
                                                ------------------------------
                                                     1999            1998
                                                --------------  --------------
FROM OPERATIONS:
 Net investment income......................... $  184,464,368  $  180,201,052
 Net realized gain (loss) on investments.......    (88,191,091)    104,910,892
 Net change in unrealized appreciation on
  investments and foreign currency translation.   (243,399,166)    (11,148,041)
                                                --------------  --------------
  Net increase (decrease) in net assets
   resulting from operations...................   (147,125,889)    273,963,903
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock
  (Note 5).....................................    (19,928,894)    (20,869,678)
 Net investment income--common stock (Note 3)..   (163,675,376)   (159,478,752)
                                                --------------  --------------
  Total distributions..........................   (183,604,270)   (180,348,430)
FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from
  dividend reinvestment........................     27,167,046      28,041,305
                                                --------------  --------------
 Net increase in net assets derived from
  capital share transactions...................     27,167,046      28,041,305
                                                --------------  --------------
  Total increase (decrease)....................   (303,563,113)    121,656,778
TOTAL NET ASSETS:
 Beginning of year.............................  2,631,691,470   2,510,034,692
                                                --------------  --------------
 End of year (including undistributed net
  investment income of $3,028,096 and
  $2,167,997 respectively)..................... $2,328,128,357  $2,631,691,470
                                                ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      For the year ended December 31, 1999

Cash Flows From (For):
OPERATING ACTIVITIES
 Interest received........................... $    58,609,562
 Income dividends received...................     156,482,481
 Securities lending income...................       1,621,702
 Operating expenses paid (excluding
  interest)..................................     (22,530,471)
 Interest paid on commercial paper...........      (9,092,496)
                                              ---------------
  Net cash provided by operating activities..................  $ 185,090,778
INVESTING ACTIVITIES
 Purchase of investment securities...........  (5,837,912,718)
 Proceeds from sale/redemption of investment
  securities.................................   5,773,781,237
 Return of capital on investments............       1,517,414
 Long-term capital gains dividends received..         912,113
                                              ---------------
  Net cash used in investing activities......................    (61,701,954)
FINANCING ACTIVITIES
 Dividends paid..............................    (181,117,226)
 Proceeds from issuance of common stock under
  dividend reinvestment plan.................      27,167,046
 Change in net proceeds from issuance of
  commercial paper...........................      22,840,684
                                              ---------------
  Net cash used in financing activities......................   (131,109,496)
                                                               -------------
Net decrease in cash and cash equivalents....................     (7,720,672)
Cash and cash equivalents--beginning of year.................     83,954,490
                                                               -------------
Cash and cash equivalents--end of year.......................  $  76,233,818
                                                               =============
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income.......................................  $ 184,464,368
 Adjustments to reconcile net investment
  income to net cash provided by operating
  activities:
  Decrease in interest receivable............         668,684
  Increase in dividends receivable...........        (978,854)
  Increase in accrued expenses...............         974,707
  Increase in other receivable...............         (38,127)
                                              ---------------
   Total adjustments.........................................        626,410
                                                               -------------
 Net cash provided by operating activities...................  $ 185,090,778
                                                               =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) Market values of investments denominated in foreign currencies are converted into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the mean of the bid and offer prices of such currencies on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

    (c) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1999, the Fund had tax capital loss carry forwards of $121,837,107 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (d) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1999

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1999:

    Record      Payable        Dividend         Record        Payable        Dividend
     Date         Date         Per Share         Date           Date         Per Share
   --------     --------       ---------       --------       --------       ---------
   01-29-99     02-10-99         $.065         07-30-99       08-10-99         $.065
   02-26-99     03-10-99          .065         08-31-99       09-10-99          .065
   03-31-99     04-12-99          .065         09-30-99       10-12-99          .065
   04-30-99     05-10-99          .065         10-29-99       11-10-99          .065
   05-28-99     06-10-99          .065         11-30-99       12-10-99          .065
   06-30-99     07-12-99          .065         12-31-99       01-10-00          .075

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

  Transactions in common stock and paid-in surplus during 1998 and 1999 were as follows:

                                                       Shares        Amount
                                                     ----------- --------------
For the year ended December 31, 1998:
  Beginning capitalization.......................... 202,936,881 $1,805,724,521
  Dividend reinvestment.............................   2,777,374     28,041,305
                                                     ----------- --------------
    Total capitalization............................ 205,714,255 $1,833,765,826
                                                     =========== ==============
For the year ended December 31, 1999:
  Beginning capitalization.......................... 205,714,255 $1,833,765,826
  Dividend reinvestment.............................   2,764,506     27,167,046
                                                     ----------- --------------
    Total capitalization............................ 208,478,761 $1,860,932,872
                                                     =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1999
(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.550% to 5.049% during the year ended December 31, 1999.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 4.86% to 6.05% during the year ended December 31, 1999. At December 31, 1999, the Fund had Notes outstanding of $193,842,781.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term securities) were $5,830,837,813 and $5,764,242,027, respectively. For federal income tax purposes, at December 31, 1999, the gross unrealized depreciation on investments was $178,531,007 and gross unrealized appreciation was $260,627,337. The cost of investments for financial reporting and Federal income tax purposes was $2,364,071,605 and $2,365,776,185, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31, 1999, the fund had loaned portfolio securities with a market value of $337,888,994 to a broker/dealer and money market instruments with a market value of $345,967,793 were held in the Fund's account at the broker/dealer as collateral.

                      DUFF & PHELPS UTILITIES INCOME INC.
            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                       For the year ended December 31
                           -----------------------------------------------------------
                              1999         1998        1997        1996        1995
                           ----------   ----------  ----------  ----------  ----------
Net asset value:
Beginning of year........  $    10.36   $     9.90  $     8.44  $     8.85  $     7.23
                           ----------   ----------  ----------  ----------  ----------
Net investment income....        0.89         0.88        0.85        0.84        0.85
Net realized gain (loss)
 and change in unrealized
 appreciation/depreciation
 on investments..........       (1.59)        0.46        1.46       (0.41)       1.62
                           ----------   ----------  ----------  ----------  ----------
Total from investment
operations...............       (0.70)        1.34        2.31        0.43        2.47
Dividends on preferred
 stock from net
 investment income.......       (0.10)       (0.10)      (0.10)      (0.10)      (0.12)
Dividends on common stock
 from net investment
 income..................       (0.79)       (0.78)      (0.75)      (0.74)      (0.73)
                           ----------   ----------  ----------  ----------  ----------
Total distributions......       (0.89)       (0.88)      (0.85)      (0.84)      (0.85)
Net asset value:
 End of year.............  $     8.77   $    10.36  $     9.90  $     8.44  $     8.85
                           ==========   ==========  ==========  ==========  ==========
Per share market value:
 End of year.............  $     8.31   $    11.25  $    10.13  $     8.63  $     9.00
Ratio of expenses to
 average net assets
 attributable to common
 shares..................        1.66%        1.46%       1.45%       1.53%       1.62%
Total investment return..      (19.85%)      19.95%      27.69%       4.68%      24.77%
Ratio of net investment
 income to average net
 assets attributable to
 common shares...........        9.40%        8.85%       9.87%      10.16%      10.65%
Portfolio turnover rate..      223.78%      251.19%     213.57%     226.21%     188.28%
Net assets, end of year
(000s omitted)...........  $2,328,128   $2,631,692  $2,510,035  $2,186,443  $2,239,331

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

Officers

CLAIRE V. HANSEN, CFA
Chairman, President and
 Chief Executive Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and  Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603
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                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   4th


                                                              Annual Report

                                                              December 31,
                                                              1999